UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Lumen Technologies, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! LUMEN TECHNOLOGIES, INC. 100 CENTURYLINK DR MONROE, LOUISIANA 71203-2041 LUMEN TECHNOLOGIES, INC. Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 15, 2024 You invested in LUMEN TECHNOLOGIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Vote Virtually at the Meeting* May 15, 2024 12:00 NOON CDT Virtually at: www.virtualshareholdermeeting.com/LUMN2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V2.0 For complete information and to vote, visit www.ProxyVote.com Control # V37401-P05544-Z86956 Get informed before you vote View the Notice and Proxy Statement online OR you can receive a free paper or email copy of the materials by requesting them prior to May 1, 2024. If you would like to request a copy of the proxy materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2024 Annual Meeting Vote by May 14, 2024 11:59 PM ET. For shares held in a Plan, vote by May 12, 2024 11:59 PM ET.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Elect 11 directors	
	1a. Quincy L. Allen	For
	1b. Martha Helena Bejar	For
	1c. Peter C. Brown	For
	1d. Kevin P. Chilton	For
	1e. Steven T. "Terry" Clontz	For
	1f. Jim Fowler	For
	1g. T. Michael Glenn	For
	1h. Kate Johnson	For
	1i. Hal Stanley Jones	For
	1j. Diankha Linear	For
	1k. Laurie Siegel	For
2.	Ratify the appointment of KPMG LLP as our independent auditor for 2024.	For
3.	Approval of Our 2024 Equity Incentive Plan.	For
4.	Ratify the Amendment and Restatement of Our NOL Rights Plan.	For
5.	Approval of Amendments to Our Articles of Incorporation to:	
5a.	Authorize a Reverse Stock Split of Our Common Shares	For
5b.	Reduce the Number of Authorized Common Shares	For
5c.	Eliminate the Par Value of Our Common Shares	For
6.	Advisory vote to approve our executive compensation.	For
7.	In their discretion to vote upon such other business as may properly come before the Meeting.	

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V37402-P05544-Z86956